                                                                    EXHIBIT 99.1

                                CERTIFICATION OF
                    WILLIAM P. BRICK, CHIEF EXECUTIVE OFFICER
                              OF PACKAGED ICE, INC.




This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of Packaged Ice, Inc. (the "Issuer").

I, William P. Brick, the Chief Executive Officer of Issuer certify that, to the best of my knowledge:

         (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated: November 5, 2002



                                       /s/ WILLIAM P. BRICK
                                       -----------------------------------------
                                       William P. Brick


Subscribed and sworn to before me this 5th day of November 2002.


/s/ DOUGLAS L. REEVES
---------------------------------------
Name: Douglas L. Reeves
Title: Notary Public, State of Texas

My commission expires: November 12, 2005